SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Thematic Fund

On January 26, 2010, Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) announced its intention to transition members of your fund’s portfolio management team out of DIMA into a separate independent investment advisory firm that is not affiliated with DIMA.  In order for the fund to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the fund’s Board of Directors the approval of a sub–advisory agreement between DIMA and the newly created investment advisory firm (the “Sub–Advisory Agreement”).  The Sub–Advisory Agreement is subject to Board approval.  If approved, the transition is expected to be completed during the second quarter 2010.

Effective immediately, the first paragraph of the summary prospectus is deleted and replaced with the following:

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information and other information about the fund online at https://www.dws-investments.com/ mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C, R), (800) 730-1313 (INST) and (800) 728-3337 (S) or asking your financial advisor. The prospectus and Statement of Additional Information, both dated December 1, 2009, as supplemented January 26, 2010, are incorporated by reference into this Summary Prospectus.

Please Retain This Supplement for Future Reference

January 26, 2010 [DWS INVESTMENTS LOGO] Deutsche Bank Group